Exhibit 10.2

NANOFLEX POWER CORPORATION

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (the “Agreement”), dated as of January __, 2016, is entered into by and between NanoFlex Power Corporation., a corporation organized under the laws of the state of Florida (the “Company”), and ___________________ (the “Holder”).

WHEREAS, the Company issued promissory notes (the “Notes”) with an aggregate principal amount of $2,000,000.00 (the “Principal Amount”) to the Holder on the dates and in the principal amounts listed below:

1.	July 20, 2015; $150,000
2.	August 17, 2015; $150,000
3.	October 30, 2015; $150,000
4.	November 24, 2015; $175,000
5.	January 6, 2016; $1,375,000

WHEREAS, copies of the Notes are attached hereto as Exhibit A; and

NOW THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

ARTICLE 1

Conversion

Section 1.1             Note Conversion. The Holder and the Company hereby agree that the Notes shall convert on the Effective Date, as defined below, into an investment in the Principal Amount in the Company’s current Convertible Debenture offering.

Section 1.2             Mechanics of Conversion. Simultaneously with the execution of this Agreement, the Holder shall complete and execute, and the Company shall countersign, the Convertible Debenture Subscription Agreement (the “Subscription Agreement”) attached hereto as Exhibit B. The date of execution of the Subscription Agreement shall be deemed the “Effective Date.” The Company shall then issue the securities issuable pursuant to the Subscription Agreement which shall include a convertible promissory note (the “CN”) and a warrant, within ten (10) days following the Effective Date.

Section 1.3             Convertible Note. If the Holder converts the CN within thirty (30) days of its receipt by the Holder, the Company shall pay to the Holder the interest under the CN in shares of its common stock as if the Holder did not convert the CN for a period of one (1) year from the date of issuance.

Section 1.4             Effect of Conversion. Upon conversion of the Notes, the Notes shall be terminated and the Company’s obligations under the Notes shall be deemed satisfied in full.

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ARTICLE 2

Acknowledgements, Representations, Warranties and Covenants of the Holder

Section 2.1             The Holder. The Holder is an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933 (the “1933 Act”), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, has such knowledge and experience in financial, tax and other business matters as to enable him to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to conversion of the Notes, which represents a speculative investment. The Holder has the authority and is duly and legally qualified to purchase and own the securities to be issued pursuant to the Subscription Agreement.

Section 2.2             Restricted Securities. The Holder understands that the securities to be issued pursuant to the Subscription Agreement have not been registered under the 1933 Act nor under any state securities laws or regulations and it may not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the securities to be issued pursuant to the Subscription Agreement unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.

Section 2.3             Authority. The Holder hereby represents and warrants to the Company that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Holder.

Section 2.4             Restrictive Legend. The securities to be issued pursuant to the Subscription Agreement shall bear the following or substantially similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Section 2.5             Communication of Offer. The offer to convert the Notes pursuant to this Agreement was directly communicated to the Holder. At no time was the Holder solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

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Section 2.6             No Governmental Review. The Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the securities to be issued pursuant to the Subscription Agreement or the suitability of such securities.

Section 2.7             Representations Made. The Holder further represents that all representations made by the Holder pursuant to the acquisition and this Agreement will be true and correct as of the Effective Date.

ARTICLE 3

Representations and Warranties of the Company

Section 3.1             Authority. The Company hereby represents and warrants to the Holder that, as of the date of and after giving effect to this Agreement, the execution, delivery, and performance of this Agreement and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the Company’s organizational or governing documents.

Section 3.2             Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

Section 3.3             Consent and Approval. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder.

Section 3.4             Representations Made. The Company further represents that all representations made by the Company pursuant to the acquisition and this Agreement will be true and correct as of the Effective Date.

ARTICLE 4

Miscellaneous

Section 4.1 Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the State of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

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Section 4.2 Counterparts. This Agreement may be executed in one or more counterparts, and on telecopied or other electronically transmitted counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

Section 4.3 Entire Agreement. This Agreement, and all other instruments, documents, and agreements executed and delivered in connection herewith and therewith embody the final, entire agreement between the Company and the Holder and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating hereto or thereto, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties. There are no unwritten oral agreements among the parties.

[Remainder of page intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts as of the date specified in the preamble hereof.

NanoFlex Power Corporation,
a Florida Corporation

By:
Name: Title:	Dean L. Ledger Chief Executive Officer

Address: 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255

By:

Address:

[Signature Page to Note Conversion Agreement]

EXHIBIT A

Promissory Notes

EXHIBIT B

Subscription Agreement